Bank Indebtedness and Other Financings (Tables)	12 Months Ended
Dec. 31, 2013
Text Block [Abstract]
Components of Bank Indebtedness and Other Financings

Bank indebtedness and other financings consist of the following:

	December 31
	2013	2012
Bank indebtedness (a)	$206,208	$190,197
Secured VTB mortgages (b)	116,580	49,413
Project-specific financings (c)	26,065	219,719
Due to affiliates (d)	—	—

	$348,853	$459,329

(a)	Bank indebtedness

The Company has three secured credit facilities (December 31, 2012 – four secured credit facilities) with various Canadian banks with outstanding amounts totalling $206.2 million (December 31, 2012 – $190.2 million). The secured facilities are repayable in Canadian dollars in the amount of C$219.0 million (US$206.2 million) at December 31, 2013 (December 31, 2012 – C$188.7 million (US$190.2 million)). These facilities allow the Company to borrow up to approximately C$515.0 million (US$484.8 million) as at December 31, 2013 (December 31, 2012 – C$515.0 million (US$519.1 million)). The credit facilities bear interest between Canadian prime plus 0.50% to 0.75% for any amounts drawn. The secured facilities are secured by fixed and floating charges over the land and housing inventory assets of the Alberta operations and a general charge over the property of Brookfield Residential (Alberta) LP, a wholly owned subsidiary of the Company.

The Brookfield Residential (Alberta) LP facilities include a minimum net worth requirement of C$370.0 million (US$348.3 million) and a debt to equity covenant of no greater than 1.75 to 1 for its limited partnership.

The Company entered into an operating credit facility on December 19, 2013 with a Canadian bank with no cash borrowings outstanding and $14.2 million in letters of credit outstanding under the credit facility. The secured facilities are secured by fixed and floating charges over the land and housing inventory assets of the Canadian operations and a general charge over all assets relating to Brookfield Homes (Ontario) Limited, a wholly owned subsidiary of the Company.

As at December 31, 2013, the Company was in compliance with all financial covenants related to bank indebtedness.

Brookfield Residential US Corporation, a wholly-owned subsidiary of the Company, as borrower, and the Company, as the parent company to the borrower, entered into a $250.0 million unsecured Revolving Credit Facility with various lenders, with availability subject to a borrowing base calculation. Interest is charged on the facility at a rate equal to either the adjusted LIBOR plus the applicable rate between 1.875% and 2.25% per annum or the alternate base rate (“ABR”) plus the applicable rate between 0.875% and 1.25% per annum, at the option of the borrower.

The credit facility contains certain restrictive covenants including limitations on liens, dividends and other distributions, investments in subsidiaries and joint ventures that are not party to the loan, fundamental changes, sale leasebacks, modifications of material agreements, and certain financial covenants as discussed below.

The facility requires the Company and Brookfield Residential US Corporation, to maintain a minimum consolidated tangible net worth of $1,044.8 million, as well as a consolidated net debt to book capitalization of no greater than 65%. As at December 31, 2013, the Company and Brookfield Residential US Corporation were in compliance with these financial covenants.

The Company had no outstanding borrowings under the Revolving Credit Facility at December 31, 2013.

The transaction costs and administrative and upfront fees related to the Revolving Credit Facility are within receivables and other assets (refer to Note 7—Receivables and Other Assets).

(b)	Secured VTB mortgages

$116.6 million (December 31, 2012 – $49.4 million) of the Company’s project-specific financings consist of 29 secured VTB mortgages (December 31, 2012 – 21 secured VTB mortgages). Secured VTB mortgages mature as follows: 2014 – $50.9 million; 2015 – $34.9 million; 2016 – $9.1 million; 2017 – $7.4 million and thereafter – $14.3 million.

The 25 secured VTB mortgages (December 31, 2012 – 18 secured VTB mortgages) in the amount of $111.1 million (December 31, 2012 – $42.2 million) relate to raw land held for development by Brookfield Residential (Alberta) LP and Brookfield Homes (Ontario) Limited. This debt is repayable in Canadian dollars of C$118.0 million (December 31, 2012 – C$41.8 million). The interest rate on this debt ranges from prime plus 1.00% to prime plus 2.00% to fixed rates ranging from 2.50% to 6.00% and the debt is secured by the related lands. As at December 31, 2013, these borrowings are not subject to financial covenants.

Four secured VTB mortgages (December 31, 2012 – three secured VTB mortgages) in the amount of $5.5 million (December 31, 2012 – $7.2 million) relate to raw land held for development by Brookfield Homes Holdings LLC and Brookfield Residential (US) LLC, both wholly owned subsidiaries of the Company. The interest rate on this debt is fixed at rates between 1.50% and 12.00% and the debt is secured by the related lands. As at December 31, 2013, these borrowings are not subject to any financial covenants.

(c)	Project-specific financings

Project-specific financings totalling $26.1 million (December 31, 2012 – $10.8 million) have a floating interest rate of prime plus 0.75%, mature in 2014 and are secured by the land assets to which the borrowings relate. This debt is repayable in Canadian dollars of C$27.7 million (December 31, 2012—C$10.7 million). These facilities require Brookfield Residential (Alberta) LP to maintain a minimum tangible net worth of C$370.0 million (US$348.3 million) and a debt to equity ratio of no greater than 1.75 to 1.

As of December 31, 2013, all project-specific secured facilities in the U.S. (December 31, 2012—$208.9 million) had been repaid using proceeds from the $500.0 million unsecured senior notes payable issued on June 25, 2013 (see Note 9 – Notes Payable for additional information).

As at December 31, 2013, the Company was in compliance with all financial covenants related to project-specific financings.

(d)	Due to Affiliates

There were no amounts due to affiliates at December 31, 2013 or 2012 on an unsecured revolving operating facility with a subsidiary of the Company’s largest shareholder, Brookfield Asset Management Inc.

The revolving operating facility is in a principal amount not to exceed $300.0 million. This facility matures December 2015, bears interest at LIBOR plus 4.5% and could be fully drawn upon without violation of any covenants. During the year ended December 31, 2013, interest of $nil (2012 – $11.7 million) was incurred related to this facility.

These facilities require Brookfield Residential US Corporation to maintain a minimum total equity of $300.0 million and a consolidated net debt to book capitalization ratio of no greater than 65%. As of December 31, 2013, the Company was in compliance with all financial covenants relating to amounts due to affiliates.